Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

June 30, 2006

(unaudited)

Cedar Shopping Centers, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarshoppingcenters.com

Cedar Shopping Centers, Inc.

Supplemental Financial Information

June 30, 2006

(unaudited)

TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets (wholly-owned and consolidated joint venture properties)	7
Consolidated Statements of Income (wholly-owned and consolidated joint venture properties)	8-9
Reconciliation of Net Income Applicable to Common Shareholders to Funds From Operations (“FFO”)	10
Property Summary	11-17
Debt Summary	18-19
Consolidated Joint Venture Properties	20-21
Tenant Concentration	22
Lease Expirations	23

Cedar Shopping Centers, Inc.

Supplemental Financial Information

June 30, 2006

(unaudited)

Disclosures

Forward Looking Statements

Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants; the continuing availability of suitable acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to repay or refinance debt obligations when due.

Basis of Presentation

The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended June 30, 2006.

Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At June 30, 2006, the Company owned a 94.9% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its consolidated joint ventures, the Company has general partnership interests of 25% and 30% and, as the Company is the sole general partner and exercises substantial operating control over these entities, the Company has determined, pursuant to EITF 04-05, that such partnerships should be included in the consolidated financial statements. Further, pursuant to EITF 04-05, the Company deconsolidated the Red Lion joint venture as of January 1, 2006 and recognized its share of the venture’s results under the equity method from that date until its partnership interest was sold on May 23, 2006. In addition, also on May 23, 2006, the Company acquired the remaining 50% interest in the LA Fitness facility.

Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

Funds From Operations (“FFO”) is a widely-recognized measure of REIT performance. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are computed to reflect FFO on the same basis. In computing FFO, the Company does not add back to net income applicable to common shareholders the amortization of costs incurred in connection with its financing or hedging activities, or depreciation of non-real estate assets, but does add back to net income applicable to common shareholders those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income applicable to common shareholders (determined in accordance with GAAP) as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. As the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

Cedar Shopping Centers, Inc.

Summary Financial Data

(unaudited)

	June 30, 2006	December 31, 2005

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	3,550,000	3,550,000
Closing market price	$26.22	$26.45

Common shares outstanding	34,085,652	29,617,935
OP Units outstanding	1,837,099	1,545,808
Closing market price	$14.72	$14.07

Equity market capitalization	$621,864,000	$532,371,000
Pro rata share of outstanding debt	516,807,000	491,774,000

Total capitalization	$1,138,671,000	$1,024,145,000

Ratio of pro rata share of outstanding debt to total capitalization	45.4%	48.0%

Ratio of pro rata share of outstanding debt to capitalization without Preferred Stock	49.4%	52.9%

	Three months ended June 30,

	2006	2005

Total revenues	$30,308,000	$17,047,000
Net income applicable to common shareholders	$2,134,000	$1,466,000
Per common share	$0.07	$0.07
Dividends to common shareholders	$6,867,000	$5,027,000
Per common share	$0.225	$0.225
FFO	$10,012,000	$5,484,000
Per common share/OP unit	$0.31	$0.23

Average number of common shares:
Shares used in determination of earnings per share	30,618,000	22,175,000
Additional shares assuming conversion of OP Units	1,632,000	1,230,000

Shares used in determination of FFO per share	32,250,000	23,405,000

	Six months ended June 30,

	2006	2005

Total revenues	$60,300,000	$33,569,000
Net income applicable to common shareholders	$3,134,000	$2,820,000
Per common share	$0.10	$0.14
Dividends to common shareholders	$13,568,000	$9,381,000
Per common share	$0.450	$0.450
FFO	$19,502,000	$10,354,000
Per common share/OP unit	$0.61	$0.48

Average number of common shares:
Shares used in determination of earnings per share	30,248,000	20,763,000
Additional shares assuming conversion of OP Units	1,594,000	842,000

Shares used in determination of FFO per share	31,842,000	21,605,000

Cedar Shopping Centers, Inc.

Summary Financial Data

(unaudited)

(continued)

	June 30, 2006	December 31, 2005

Real estate, net	1,006,939,000	946,457,000
Other assets	64,689,000	49,799,000

Total assets	$1,071,628,000	$996,256,000

Total debt	$537,170,000	$527,791,000
Other liabilities	58,349,000	44,405,000
Minority interests in consolidated joint ventures	9,202,000	12,339,000
Limited partners' interest in Operating Partnership	23,812,000	20,586,000
Shareholders' equity	443,095,000	391,135,000

Total liabilities and equity	$1,071,628,000	$996,256,000

Fixed-rate mortgages	$368,328,000	$338,988,000
Variable-rate mortgages	44,362,000	41,323,000

Total mortgages	412,690,000	380,311,000
Secured revolving credit facility	124,480,000	147,480,000

Total debt	$537,170,000	$527,791,000

Pro rata share of total debt	$516,807,000	$491,774,000

Weighted average interest rates:
Fixed-rate mortgages	5.6%	5.8%
Variable-rate mortgages	7.3%	6.3%
Total mortgages	5.8%	5.9%
Secured variable-rate revolving credit facility	6.6%	5.6%
Total debt	6.0%	5.8%

CEDAR SHOPPING CENTERS, INC.

Consolidated Balance Sheets

(unaudited)

	June 30, 2006			December 31, 2005

	Total	Consolidated joint ventures	Wholly-owned properties	Total	Consolidated joint ventures	Wholly-owned properties

Assets:
Real estate:
Land	$198,841,000	$8,081,000	$190,760,000	$180,951,000	$14,409,000	$166,542,000
Buildings and improvements	856,292,000	34,552,000	821,740,000	800,005,000	54,038,000	745,967,000

	1,055,133,000	42,633,000	1,012,500,000	980,956,000	68,447,000	912,509,000
Less accumulated depreciation	(48,194,000)	(3,332,000)	(44,862,000)	(34,499,000)	(4,544,000)	(29,955,000)

Real estate, net	1,006,939,000	39,301,000	967,638,000	946,457,000	63,903,000	882,554,000
Cash and cash equivalents	11,755,000	—	11,755,000	8,601,000	—	8,601,000
Cash at joint ventures	447,000	447,000	—	1,385,000	1,385,000	—
Other restricted cash	11,242,000	654,000	10,588,000	9,030,000	1,610,000	7,420,000
Receivables:
Rents and other, net	4,475,000	161,000	4,314,000	4,220,000	180,000	4,040,000
Straight-line rents	6,460,000	747,000	5,713,000	4,873,000	841,000	4,032,000
Other assets	10,326,000	447,000	9,879,000	4,051,000	423,000	3,628,000
Deferred charges, net:
Leasing costs	13,710,000	127,000	13,583,000	11,433,000	329,000	11,104,000
Financing costs	4,992,000	152,000	4,840,000	5,521,000	547,000	4,974,000
Other	1,282,000	—	1,282,000	685,000	—	685,000

Total assets	$1,071,628,000	$42,036,000	$1,029,592,000	$996,256,000	$69,218,000	$927,038,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$412,690,000	$28,142,000	$384,548,000	$380,311,000	$49,558,000	$330,753,000
Secured revolving credit facility	124,480,000	—	124,480,000	147,480,000	—	147,480,000
Accounts payable and accrued expenses	7,286,000	149,000	7,137,000	12,073,000	362,000	11,711,000
Tenant advance payments and security deposits	4,695,000	147,000	4,548,000	4,389,000	342,000	4,047,000
Unamortized intangible lease liabilities	46,368,000	970,000	45,398,000	27,943,000	1,042,000	26,901,000

Total liabilities	595,519,000	29,408,000	566,111,000	572,196,000	51,304,000	520,892,000

Minority interests	9,202,000	9,202,000	—	12,339,000	12,339,000	—
Limited partners’ interest in consolidated Operating Partnership	23,812,000	175,000	23,637,000	20,586,000	279,000	20,307,000
Equity (a)	443,095,000	3,251,000	439,844,000	391,135,000	5,296,000	385,839,000

Total liabilities and equity	$1,071,628,000	$42,036,000	$1,029,592,000	$996,256,000	$69,218,000	$927,038,000

(a)	Equity includes net receivable/payable balances on open account between joint venture properties and wholly-owned properties.

CEDAR SHOPPING CENTERS, INC.

Consolidated Statements of Income

(unaudited)

	Three months ended June 30, 2006			Three months ended June 30, 2005

	Total	Consolidated joint ventures	Wholly-owned properties	Total	Consolidated joint ventures	Wholly-owned properties

Revenues:
Rents:
Base rents	$20,728,000	$1,185,000	$19,543,000	$12,284,000	$1,839,000	$10,445,000
Percentage rents	745,000	—	745,000	22,000	1,000	21,000
Straight-line rents	851,000	34,000	817,000	442,000	32,000	410,000
Amortization of intangible lease liabilities	2,043,000	27,000	2,016,000	937,000	35,000	902,000

	24,367,000	1,246,000	23,121,000	13,685,000	1,907,000	11,778,000
Expense recoveries	5,654,000	217,000	5,437,000	3,218,000	333,000	2,885,000
Other	287,000	21,000	266,000	144,000	—	144,000

Total revenues	30,308,000	1,484,000	28,824,000	17,047,000	2,240,000	14,807,000

Expenses:
Operating, maintenance and management	5,334,000	181,000	5,153,000	2,545,000	223,000	2,322,000
Real estate and other property-related taxes	3,135,000	131,000	3,004,000	1,915,000	221,000	1,694,000
General and administrative	1,410,000	—	1,410,000	1,197,000	—	1,197,000
Depreciation and amortization	8,060,000	266,000	7,794,000	4,188,000	382,000	3,806,000

Total expenses	17,939,000	578,000	17,361,000	9,845,000	826,000	9,019,000

Operating income	12,369,000	906,000	11,463,000	7,202,000	1,414,000	5,788,000
Non-operating income and expense:
Interest expense	(7,742,000)	(539,000)	(7,203,000)	(3,144,000)	(945,000)	(2,199,000)
Amortization of deferred financing costs	(333,000)	(9,000)	(324,000)	(230,000)	(32,000)	(198,000)
Interest income	121,000	—	121,000	27,000	4,000	23,000
Unconsolidated joint venture:
Equity in loss	(15,000)	—	(15,000)	—	—	—
Gain on sale of interest	141,000	—	141,000	—	—	—

Total non-operating income and expense	(7,828,000)	(548,000)	(7,280,000)	(3,347,000)	(973,000)	(2,374,000)

Income before minority and limited partners’ interests	4,541,000	358,000	4,183,000	3,855,000	441,000	3,414,000
Minority interests	(309,000)	(309,000)	—	(353,000)	(353,000)	—
Limited partners’ interest	(114,000)	(2,000)	(112,000)	(82,000)	(5,000)	(77,000)

Net income	4,118,000	47,000	4,071,000	3,420,000	83,000	3,337,000
Preferred distribution requirements	(1,984,000)	—	(1,984,000)	(1,954,000)	—	(1,954,000)

Net income applicable to common shareholders	$2,134,000	$47,000	$2,087,000	$1,466,000	$83,000	$1,383,000

Per common share	$0.07	$—	$0.07	$0.07	$—	$0.07

Weighted average number of common shares outstanding	30,618,000	30,618,000	30,618,000	22,175,000	22,175,000	22,175,000

CEDAR SHOPPING CENTERS, INC.

Consolidated Statements of Income

(unaudited)

	Six months ended June 30, 2006			Six months ended June 30, 2005

	Total	Consolidated joint ventures	Wholly-owned properties	Total	Consolidated joint ventures	Wholly-owned properties

Revenues:
Rents:
Base rents	$41,060,000	$2,443,000	$38,617,000	$23,533,000	$3,680,000	$19,853,000
Percentage rents	1,057,000	—	1,057,000	223,000	5,000	218,000
Straight-line rents	1,751,000	71,000	1,680,000	934,000	79,000	855,000
Amortization of intangible lease liabilities	4,671,000	52,000	4,619,000	1,844,000	71,000	1,773,000

	48,539,000	2,566,000	45,973,000	26,534,000	3,835,000	22,699,000
Expense recoveries	11,268,000	502,000	10,766,000	6,891,000	790,000	6,101,000
Other	493,000	21,000	472,000	144,000	—	144,000

Total revenues	60,300,000	3,089,000	57,211,000	33,569,000	4,625,000	28,944,000

Expenses:
Operating, maintenance and management	11,502,000	402,000	11,100,000	6,572,000	642,000	5,930,000
Real estate and other property-related taxes	6,071,000	263,000	5,808,000	3,390,000	441,000	2,949,000
General and administrative	2,789,000	—	2,789,000	2,166,000	—	2,166,000
Depreciation and amortization	16,657,000	558,000	16,099,000	7,931,000	763,000	7,168,000

Total expenses	37,019,000	1,223,000	35,796,000	20,059,000	1,846,000	18,213,000

Operating income	23,281,000	1,866,000	21,415,000	13,510,000	2,779,000	10,731,000

Non-operating income and expense:
Interest expense	(15,099,000)	(1,109,000)	(13,990,000)	(6,281,000)	(1,927,000)	(4,354,000)
Amortization of deferred financing costs	(662,000)	(20,000)	(642,000)	(436,000)	(68,000)	(368,000)
Interest income	237,000	1,000	236,000	32,000	7,000	25,000
Unconsolidated joint venture:
Equity in loss	(40,000)	—	(40,000)	—	—	—
Gain on sale of interest	141,000	—	141,000	—	—	—

Total non-operating income and expense	(15,423,000)	(1,128,000)	(14,295,000)	(6,685,000)	(1,988,000)	(4,697,000)

Income before minority and limited partners’ interests	7,858,000	738,000	7,120,000	6,825,000	791,000	6,034,000
Minority interests	(619,000)	(619,000)	—	(643,000)	(643,000)	—
Limited partners’ interest	(167,000)	(5,000)	(162,000)	(114,000)	(6,000)	(108,000)

Net income	7,072,000	114,000	6,958,000	6,068,000	142,000	5,926,000

Preferred distribution requirements	(3,938,000)	—	(3,938,000)	(3,248,000)	—	(3,248,000)

Net income applicable to common shareholders	$3,134,000	$114,000	$3,020,000	$2,820,000	$142,000	$2,678,000

Per common share	$0.10	$—	$0.10	$0.14	$0.01	$0.13

Weighted average number of common shares outstanding	30,248,000	30,248,000	30,248,000	20,763,000	20,763,000	20,763,000

CEDAR SHOPPING CENTERS, INC.

Reconciliation of Net Income to FFO

(unaudited)

	Three months ended June 30,		Six months ended June 30,

	2006	2005	2006	2005

Net income applicable to common shareholders	$2,134,000	$1,466,000	$3,134,000	$2,820,000
Add (deduct):
Depreciation and amortization	8,029,000	4,171,000	16,600,000	7,901,000
Limited partners’ interest	114,000	82,000	167,000	114,000
Minority interests in consolidated joint Ventures	309,000	353,000	619,000	643,000
Equity in loss of unconsolidated joint venture	15,000	—	40,000	—
Minority interests’ share of FFO applicable to consolidated joint ventures	(446,000)	(588,000)	(912,000)	(1,124,000)
Gain on sale of interest in unconsolidated joint venture	(141,000)	—	(141,000)	—
FFO from unconsolidated joint venture	(2,000)	—	(5,000)	—

Funds From Operations	$10,012,000	$5,484,000	$19,502,000	$10,354,000

FFO per common share (assuming conversion of OP Units)	$0.31	$0.23	$0.61	$0.48

Weighted average number of common shares:
Shares used in determination of earnings per share	30,618,000	22,175,000	30,248,000	20,763,000
Additional shares assuming conversion of OP Units	1,632,000	1,230,000	1,594,000	842,000

Shares used in determination of FFO per share	32,250,000	23,405,000	31,842,000	21,605,000

CEDAR SHOPPING CENTERS, INC.

Property Summary

As of June 30, 2006

	State	Year acquired	Percent owned	Gross Leasable Area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

Property Description									Name	Sq. ft.	Lease expiration

STABILIZED PROPERTIES (1):
Academy Plaza	PA	2001	100%	152,878	1965/1998	33	99%	$11.46	Acme Markets	50,918	9/30/2018
									Raising Horizons School	20,092	8/31/2006
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	10	83%	5.50	Weis Markets	52,720	2/29/2016
Carrolton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	4	100%	7.92	Discount Drug Mart	25,480	3/31/2016
Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	2	83%	8.85	Discount Drug Mart	24,592	3/31/2019
Coliseum Marketplace	VA	2005	100%	105,181	1987/2005	11	97%	14.14	Farm Fresh	57,662	1/31/2021
Columbus Crossing	PA	2003	100%	142,166	2001	9	100%	15.63	Super Fresh	61,506	9/30/2020
									Old Navy	25,000	9/30/2008
									AC Moore	22,000	9/30/2011
CVS at Bradford	PA	2005	100%	10,722	1996	1	100%	12.80	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	1	100%	17.49	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	1	100%	16.50	CVS	10,125	1/31/2019
CVS at Portage Trail	OH	2005	100%	10,722	1996	1	100%	13.00	CVS	10,722	9/30/2017
CVS at Westfield	NY	2005	100%	10,125	2000	1	100%	15.74	CVS	10,125	1/31/2023
Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	7	100%	8.02	Discount Drug Mart	24,516	3/31/2013
East Chestnut	PA	2005	100%	21,180	1996	4	100%	16.26
Fairfield Plaza	CT	2005	100%	71,979	2001/2005	9	94%	13.70	TJ Maxx	25,257	8/31/2013
									Staples	20,388	10/31/2019
Family Dolllar	OH	2005	100%	6,900	2000	1	100%	8.70	Family Dollar	6,900	12/31/2009

CEDAR SHOPPING CENTERS, INC.

Property Summary (Continued)

As of June 30, 2006

Property Description	State	Year acquired	Percent owned	Gross Leasable Area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Fieldstone Marketplace	MA	2005	100%	193,970	1988/2003	18	93%	10.37	Shaw’s Supermarket	68,000	2/29/2024
									Flagship Cinema	41,975	10/31/2023
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	1	100%	23.51	FirstMerit Bank	3,200	12/31/2011
Franklin Village Plaza	MA	2004	100%	302,278	1987/2005	65	94%	19.37	Stop & Shop	75,000	4/30/2026
									Marshalls	26,890	1/31/2009
Gabriel Brothers Plaza	OH	2005	100%	81,891	1970’s/2004	4	100%	4.97	Gabriel Brothers	57,193	5/31/2014
General Booth Plaza	VA	2005	100%	73,320	1985	13	100%	11.80	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,960	1988	6	98%	8.96	Redner’s	47,329	3/16/2019
Golden Triangle	PA	2003	100%	195,181	1960/2005	15	84%	10.59	LA Fitness	44,796	4/30/2020
									Marshalls	30,000	5/31/2010
									Staples	24,060	5/31/2012
									Artesian Outlet	22,000	4/30/2009
Hamburg Commons	PA	2004	100%	99,580	1988–1993	9	99%	6.11	Redner’s	56,780	6/30/2025
Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	1	100%	10.21	Discount Drug Mart	32,259	3/31/2017
Jordan Lane	CT	2005	100%	181,735	1969/1991	18	96%	9.22	Stop & Shop	60,632	9/30/2010
									AJ Wright	39,280	3/31/2015
									Friendly Fitness	20,283	8/31/2014
Kempsville Crossing	VA	2005	100%	97,477	1985	15	100%	10.44	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	11	100%	7.72	Food Lion	29,000	2/11/2009
LA Fitness facility	PA	2002	100%	41,000	2003	1	100%	18.09	LA Fitness	41,000	12/31/2018
Lake Raystown Plaza	PA	2004	100%	84,292	1995	7	86%	9.09	Giant Foods	39,244	7/31/2015

CEDAR SHOPPING CENTERS, INC.

Property Summary (Continued)

As of June 30, 2006

Property Description	State	Year acquired	Percent owned	Gross Leasable Area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Liberty Marketplace	PA	2005	100%	68,200	2003	7	98%	16.85	Giant Foods	55,000	9/30/2023
Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	5	100%	9.27	Discount Drug Mart	24,596	3/31/2019
Majestic Plaza	MI	2005	100%	79,180	1960’s/2003	3	85%	15.75	A&P	54,650	8/31/2022
McCormick Place	OH	2005	100%	46,000	1995	2	100%	8.48	Sam Levin Furniture	40,000	11/30/2011
McDonalds / Waffle House at Medina	OH	2005	100%	6,000	2003	2	100%	11.70
Mechanicsburg Giant	PA	2005	100%	51,500	2003	1	100%	20.90	Giant Foods	51,500	8/31/2024
Oakland Mills	MD	2005	100%	58,224	1960’s/2004	8	100%	12.01	Food Lion	43,470	11/30/2018
Ontario Discount Drug Mart Plaza	OH	2005	100%	38,423	2002	3	84%	8.47	Discount Drug Mart	25,525	3/31/2018
Palmyra Shopping Center	PA	2005	100%	112,328	1960/1995	18	95%	5.26	Weis Markets	46,181	3/31/2010
Pennsboro Commons	PA	2005	100%	109,724	1999	23	99%	13.12	Giant Foods	68,624	8/10/2019
Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	9	93%	11.94	Discount Drug Mart	25,852	3/31/2018
Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	16	100%	10.62	Peebles	24,963	1/31/2022
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	13	100%	12.04	Discount Drug Mart	25,855	3/31/2017
Pondside Plaza	NY	2005	100%	19,340	2003	4	100%	8.20
Port Richmond Village	PA	2001	100%	154,908	1988	29	96%	12.02	Thriftway	40,000	10/31/2008
									Pep Boys	20,615	2/28/2009
Powell Discount Drug Mart Plaza	OH	2005	100%	49,772	2001	11	100%	12.07	Discount Drug Mart	25,852	3/31/2018

CEDAR SHOPPING CENTERS, INC.

Property Summary (Continued)

As of June 30, 2006

Property Description	State	Year acquired	Percent owned	Gross Leasable Area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Rite Aid at Massillon	OH	2005	100%	10,125	1999	1	100%	17.91	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	23	81%	17.89	United Artists Theatre	77,700	12/31/2018
									Pep Boys	22,000	9/30/2014
Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	5	100%	9.37	Discount Drug Mart	24,596	3/31/2019
Shoppes at Salem Run	VA	2005	100%	15,100	2005	6	100%	22.52
Shore Mall	NJ	2006	100%	618,118	1960/1980	55	90%	7.36	Boscov’s	172,200	9/19/2018
									Value City	144,000	4/30/2009
									Burlington Coat Factory	85,000	11/30/2009
Smithfield Plaza	VA	2005	100%	45,544	1988	1	100%	10.04	Farm Fresh	45,544	1/31/2014
South Philadelphia	PA	2003	100%	283,415	1950/2003	27	95%	12.92	Shop Rite	54,388	9/30/2018
									Ross Dress For Less	31,349	1/31/2013
									Bally’s Total Fitness	31,000	5/31/2017
									Nat’l Wholesale Liquidators	30,000	1/31/2016
									Modell’s	20,000	1/31/2018
St James Square	MD	2005	100%	39,903	2000	6	100%	10.99	Food Lion	33,000	11/14/2020
Staples at Oswego	NY	2005	100%	23,884	2000	1	100%	11.99	Staples	23,884	2/28/2015
Suffolk Plaza	VA	2005	100%	67,216	1984	1	100%	9.40	Farm Fresh	67,216	1/31/2014
Sunset Crossing	PA	2003	100%	74,142	2002	6	96%	14.47	Giant Foods	54,332	6/30/2022
Swede Square	PA	2003	100%	98,792	1980/2004	17	100%	13.03	LA Fitness	37,200	6/30/2016
The Brickyard	CT	2004	100%	274,553	1990	6	100%	8.95	Sam’s Club	109,755	1/31/2010
									Home Depot	103,003	1/31/2010
									Syms	38,000	3/31/2010

CEDAR SHOPPING CENTERS, INC.

Property Summary (Continued)

As of June 30, 2006

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

The Commons	PA	2004	100%	175,121	2003	20	95%	$10.07	Elder Beerman	54,500	1/31/2017
									Shop ’n Save	52,654	10/7/2015
The Point	PA	2000	100%	255,947	1972/2001	17	92%	10.72	Burlington Coat Factory	76,665	1/31/2011
									Giant Foods	55,000	7/31/2021
									Staples	24,000	8/31/2013
									AC Moore	20,000	7/31/2008
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/1984	23	92%	7.08	Bon-Ton	59,925	1/25/2010
									Office Max	22,645	10/1/2012
									Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	85,777	2005	2	91%	10.58	Stop & Shop	74,977	9/30/2025
Townfair Center	PA	2004	100%	203,531	2002	11	96%	7.65	Lowe’s Home Centers	95,173	12/31/2015
									Shop ’n Save	50,000	2/28/2012
Trexler Mall	PA	2005	100%	338,692	1973/2004	21	97%	8.25	Kohl’s	88,248	1/31/2024
									Bon-Ton	62,000	1/28/2012
									Giant Foods	56,753	1/31/2016
									Lehigh Wellness Partners	29,421	11/30/2008
									Trexlertown Fitness Club	28,870	2/28/2010
Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	1	100%	15.51	Ukrop’s Supermarket	63,000	8/4/2017
Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	1	100%	9.01	Ukrop’s Supermarket	43,000	2/15/2010
Valley Plaza	MD	2003	100%	191,189	1975/1994	7	100%	4.62	K-Mart	95,810	9/30/2009
									Ollie’s Bargain Outlet	41,888	3/31/2011
									Tractor Supply	32,095	5/31/2010
Virginia Center Commons	VA	2005	100%	9,763	2002	6	100%	31.30
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	2	100%	10.52	Farm Fresh	66,120	1/31/2014

CEDAR SHOPPING CENTERS, INC.

Property Summary (Continued)

As of June 30, 2006

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Wal-Mart Center	CT	2003	100%	155,842	1972/2000	9	96%	5.70	Wal–Mart	95,482	1/31/2020
									NAMCO	20,000	1/31/2011
Washington Center Shoppes	NJ	2001	100%	153,260	1979/1995	28	99%	7.59	Acme Markets	66,046	12/2/2020
									Powerhouse Gym	20,742	12/31/2012
Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	2	100%	7.28	BG Storage	31,295	1/31/2016
									Discount Drug Mart	24,480	3/31/2021

Total Stabilized Properties				7,130,169		738	95%	10.59

DEVELOPMENT / REDEVELOPMENT AND OTHER NON-STABILIZED PROPERTIES (1):
Camp Hill	PA	2002	100%	461,235	1958/2005	24	89%	11.63	Boscov’s	167,597	9/30/2010
									Giant Foods	92,939	10/11/2025
									Orthopedic Inst of PA	40,904	5/31/2016
									Barnes & Noble	24,908	1/31/2011
									Staples	20,000	6/30/2035
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	7	72%	10.98	Discount Drug Mart	24,012	3/31/2016
Columbia Mall	PA	2005	100%	351,866	1988	49	67%	8.05	Sears	64,264	10/24/2013
									Bon-Ton	45,000	10/31/2008
									JC Penney	34,076	10/31/2008
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	2	66%	3.35	Eynon Furniture Outlet	40,000	2/28/2014
									Big Lots	26,902	1/31/2007
Huntingdon Plaza	PA	2004	100%	151,697	1972 - 2003	10	45%	6.50	Peebles	22,060	1/31/2018
Meadows Marketplace	PA	2004	100%	89,079	2005	1	73%	13.00	Giant Foods	65,000	10/31/2025

CEDAR SHOPPING CENTERS, INC.

Property Summary (Continued)

As of June 30, 2006

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Value City Shopping Center	MI	2005	100%	117,000	1950’s/2003	2	73%	1.98	Value City	85,000	1/31/2008

Total Development/Redevelopment and Other Non-Stabilized Properties				1,321,371		95	73%	9.05

JOINT VENTURES (2)
Fairview Plaza	PA	2003	30%	69,579	1992	6	100%	11.36	Giant Foods	59,237	2/28/2017
Halifax Plaza	PA	2003	30%	54,150	1994	9	100%	10.99	Giant Foods	32,000	10/31/2019
Loyal Plaza	PA	2002	25%	293,825	1969/2000	26	100%	7.54	K-Mart	102,558	8/31/2011
									Giant Foods	66,935	10/31/20019
									Staples	20,555	11/30/2014
Newport Plaza	PA	2003	30%	66,789	1996	9	100%	10.21	Giant Foods	43,400	5/31/2021

Total Consolidated Joint Ventures				484,343		50	100%	8.84

TOTAL PORTFOLIO				8,935,883		883	92%	$10.30

(1)

“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties. One of the Company’s properties is being re-tenanted, is non-stabilized, and is not designated as a development/redevelopment property.

(2)

The terms of the respective joint venture agreements provide, among other things, that the minority interest partners receive certain preference returns on their investments prior to any distributions to the Company.

CEDAR SHOPPING CENTERS, INC.

Debt Summary

As of June 30, 2006

(unaudited)

			Carrying value amounts			Stated contract amounts

				Balances			Balances

Property	Percent Owned	Maturity Date	Int. rate	Jun 30 2006	Dec 31 2005	Int. rate	Jun 30 2006	Dec 31 2005

Fixed-rate mortgages:
The Point	100.0%	Sep 2012	7.6%	$18,751,000	$18,928,000	7.6%	$18,751,000	$18,928,000
Academy Plaza	100.0%	Mar 2013	7.3%	10,037,000	10,121,000	7.3%	10,037,000	10,121,000
Port Richmond Village	100.0%	Apr 2008	7.2%	10,874,000	10,965,000	7.2%	10,874,000	10,965,000
Washington Center Shoppes	100.0%	Nov 2007	7.5%	5,617,000	5,663,000	7.5%	5,617,000	5,663,000
Red Lion (a)	20.0%	Feb 2010	8.9%	—	16,310,000	8.9%	—	16,310,000
Loyal Plaza	25.0%	Jun 2011	7.2%	13,289,000	13,374,000	7.2%	13,289,000	13,374,000
Fairview Plaza	30.0%	Feb 2013	5.7%	5,815,000	5,859,000	5.7%	5,815,000	5,859,000
Halifax Plaza	30.0%	Feb 2010	6.8%	3,965,000	4,010,000	6.8%	3,965,000	4,010,000
Newport Plaza	30.0%	Feb 2010	6.8%	5,073,000	5,127,000	6.8%	5,073,000	5,127,000
Pine Grove Plaza	100.0%	Mar 2006	8.5%	—	388,000	0.0%	—	500,000
Pine Grove Plaza	100.0%	Sep 2015	5.0%	6,134,000	6,178,000	5.0%	6,134,000	6,178,000
Golden Triangle	100.0%	Apr 2008	6.0%	9,449,000	9,633,000	7.4%	9,245,000	9,371,000
Townfair Center	100.0%	Mar 2008	6.0%	9,787,000	9,916,000	7.0%	9,641,000	9,726,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	4.8%	43,500,000	43,500,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,956,000	2,977,000	5.2%	2,956,000	2,977,000
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	2,050,000	2,064,000	5.2%	2,050,000	2,064,000
CVS at Bradford	100.0%	Mar 2017	5.2%	1,061,000	1,099,000	7.1%	967,000	997,000
CVS at Celina	100.0%	Jan 2020	5.2%	1,742,000	1,783,000	7.5%	1,519,000	1,545,000
CVS at Erie	100.0%	Nov 2018	5.2%	1,436,000	1,478,000	7.1%	1,294,000	1,326,000
CVS at Portage Trail	100.0%	Aug 2017	5.0%	1,139,000	1,174,000	7.8%	997,000	1,020,000
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,242,000	2,258,000	5.2%	2,242,000	2,258,000
East Chestnut	100.0%	Apr 2018	5.2%	2,326,000	2,371,000	7.4%	1,996,000	2,023,000
Fairfield Plaza	100.0%	Jul 2015	5.0%	5,405,000	5,444,000	5.0%	5,405,000	5,444,000
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,498,000	2,516,000	5.2%	2,498,000	2,516,000
McCormick Place	100.0%	Jul 2008	5.2%	2,345,000	2,414,000	7.4%	2,254,000	2,299,000
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,306,000	2,322,000	5.2%	2,306,000	2,322,000
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,393,000	4,425,000	5.0%	4,393,000	4,425,000
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,705,000	4,739,000	5.2%	4,705,000	4,739,000
Pondside Plaza	100.0%	May 2015	5.6%	1,218,000	1,226,000	5.6%	1,218,000	1,226,000
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,508,000	4,540,000	5.2%	4,508,000	4,540,000
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,753,000	1,795,000	7.7%	1,498,000	1,524,000
Shelby Discount Drug Mart	100.0%	May 2015	5.2%	2,306,000	2,322,000	5.2%	2,306,000	2,322,000
Staples at Oswego	100.0%	May 2015	5.3%	2,371,000	2,387,000	5.3%	2,371,000	2,387,000
Coliseum Marketplace	100.0%	Jul 2014	5.2%	13,066,000	13,180,000	6.1%	12,291,000	12,354,000
General Booth Plaza	100.0%	Aug 2013	5.2%	5,843,000	5,902,000	6.1%	5,531,000	5,567,000
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,634,000	6,703,000	6.1%	6,282,000	6,324,000
Liberty Marketplace	100.0%	Jul 2014	5.2%	10,212,000	10,324,000	6.1%	9,619,000	9,692,000
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	10,577,000	10,697,000	5.5%	10,334,000	10,437,000
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,724,000	3,758,000	6.1%	3,524,000	3,544,000
Suffolk Plaza	100.0%	Aug 2013	5.2%	5,034,000	5,090,000	6.1%	4,768,000	4,804,000
Virginia Little Creek	100.0%	Aug 2013	5.2%	5,309,000	5,363,000	6.1%	5,026,000	5,060,000
Virginia Little Creek	100.0%	Sep 2021	5.2%	534,000	546,000	8.0%	445,000	453,000
Wal-Mart Center	100.0%	Nov 2015	5.1%	6,125,000	6,168,000	5.1%	6,125,000	6,168,000
Jordan Lane	100.0%	Dec 2015	5.5%	13,757,000	13,845,000	5.5%	13,757,000	13,845,000
Oakland Mills	100.0%	Jan 2016	5.5%	5,172,000	5,200,000	5.5%	5,172,000	5,200,000
Trexler Mall	100.0%	May 2014	5.4%	22,879,000	23,057,000	5.5%	22,633,000	22,794,000
Fieldstone Marketplace	100.0%	Jul 2014	5.4%	19,797,000	19,849,000	6.0%	19,000,000	19,000,000
Pennsboro Commons	100.0%	Mar 2016	5.5%	11,505,000	—	5.5%	11,505,000	—
Shore Mall	100.0%	Aug 2008	5.8%	31,466,000	—	7.0%	30,651,000	—
Shore Mall	100.0%	Jan 2009	5.7%	2,610,000	—	0.0%	2,918,000	—
Gold Star Plaza	100.0%	May 2019	6.0%	3,033,000	—	7.3%	2,827,000	—

Total fixed-rate mortgages		6.5 years	5.6%	368,328,000	338,988,000	6.1%	$361,832,000	$332,828,000

		[weighted averages]				[weighted average]

CEDAR SHOPPING CENTERS, INC.

Debt Summary

As of June 30, 2006

(unaudited)

(continued)

			Carrying value amounts

				Balances

Property	Percent Owned	Maturity Date	Int. rate	Jun 30 2006	Dec 31 2005

Variable-rate mortgages:
LA Fitness Facility (a)	100.0%	Dec 2007	8.1%	4,868,000	4,878,000
Camp Hill	100.0%	Apr 2008	7.2%	39,494,000	36,445,000

Total variable-rate mortgages		1.7 years	7.3%	44,362,000	41,323,000

		[weighted averages]

Total mortgages		6.0 years	5.8%	412,690,000	380,311,000

		[weighted averages]

Secured revolving credit		Jan 2008
facility (b)	100.0%	1.6 years	6.6%	124,480,000	147,480,000

		[weighted averages]

Total debt		4.9 years	6.0%	$537,170,000	$527,791,000

		[weighted averages]
				$516,807,000	$491,774,000

Pro rata share of total debt

Maturity schedule by year	Scheduled amortization	Balloon payments	Secured revolving credit facility (b)	Total

2006	$3,537,000	$—		$3,537,000
2007	7,363,000	10,291,000		17,654,000
2008	6,408,000	99,687,000	$124,480,000	230,575,000
2009	5,389,000	1,542,000		6,931,000
2010	5,489,000	8,324,000		13,813,000
2011	5,619,000	55,786,000		61,405,000
2012	5,582,000	15,901,000		21,483,000
2013	4,844,000	35,871,000		40,715,000
2014	3,675,000	63,599,000		67,274,000
2015	2,234,000	52,836,000		55,070,000
2016	1,193,000	13,930,000		15,123,000
2017	1,074,000	—		1,074,000
2018	889,000	964,000		1,853,000
2019	542,000	—		542,000
2020	73,000	—		73,000
2021	32,000	16,000		48,000

	$53,943,000	$358,747,000	$124,480,000	$537,170,000

(a)

As of January 1, 2006, the Red Lion partnership became an unconsolidated joint venture. On May 23, 2006, the Company sold its interest in the Red Lion partnership and acquired the remaining 50% interest in the LA Fitness Facility partnership.

(b)	The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2008.

CEDAR SHOPPING CENTERS, INC

Consolidated Joint Venture Properties

(unaudited)

		As of June 30, 2006

	Partners’ percent	Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Equity (a)

Property					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,003,100	$(13,288,889)	$1,090,243	$5,242,703	$1,561,751	$6,804,454
Fairview Plaza (d)	70%	8,595,465	(5,815,423)	(158,015)	1,592,875	1,029,152	2,622,027
Halifax Plaza (d)	70%	5,401,514	(3,965,000)	124,736	1,212,996	348,254	1,561,250
Newport Plaza (d)	70%	6,298,399	(5,072,784)	414,659	1,153,608	486,666	1,640,274

		$39,298,478	$(28,142,096)	$1,471,623	$9,202,182	$3,425,823	$12,628,005

		For the six months ended June 30, 2006

		Property-level operations						Share of property net income

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	<<< Partners >>>

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$1,454,027	$373,296	$283,945	$796,786	$496,223	$300,563	$225,422	$75,141	$—
Fairview Plaza (d)	70%	512,292	81,225	100,320	330,747	168,216	162,531)
							)
Halifax Plaza (d)	70%	374,450	83,343	58,712	232,395	148,108	84,287)	241,032	20,661	82,638
							)
Newport Plaza (d)	70%	457,599	116,831	69,701	271,067	173,554	97,513)
LA Fitness (f)	50%	291,058	10,141	45,620	235,297	142,618	92,679	46,340	10,659	35,681

		$3,089,426	$664,836	$558,298	$1,866,292	$1,128,719	$737,573	$512,793	$106,461	$118,319

Consolidated Joint Venture Properties

(unaudited)

(continued)

	Partners’ percent			Share of FFO (a)

Property		Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$432,156	$152,353	$584,509
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	393,252	179,812	573,064
			)
Newport Plaza (d)	70%	30%	)
LA Fitness (f)	50%	50%		86,105	52,195	138,300

				$911,513	$384,360	$1,295,873

(a)

The Partners’ and Cedar’s respective shares of equity and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners.

(b)	Includes limited partners’ share.
(c)	Equity includes net receivable/payable balances on open account between joint venture and wholly-owned entities.
(d)

As each of these three properties is under an umbrella partnership, any shortfall in required preference returns with respect to any one of the properties will be offset by excess cash flow from any of the other properties.

(e)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.
(f)

As of January 1, 2006, the Red Lion partnership became an unconsolidated joint venture. On May 23, 2006, Cedar sold its interest in the Red Lion partnership and acquired the remaining 50% interest in the LA Fitness facility. The amounts shown above for the LA Fitness facility are for the period prior to its becoming a wholly-owned property.

CEDAR SHOPPING CENTERS, INC.

Tenant Concentration

As of June 30, 2006

(unaudited)

Tenant	Number of stores	GLA	% of GLA	Annualized base rent	Annualized base rent per sq ft	Percentage annualized base rents

Top ten tenants (a):
Giant Foods/Stop & Shop	16	951,000	10.6%	$11,862,000	$12.47	14.0%
SuperValu/Farm Fresh/Shop ‘n Save/Shaw’s	9	535,000	6.0%	5,447,000	10.18	6.4%
Discount Drug Mart	12	308,000	3.4%	2,808,000	9.12	3.3%
Staples	7	151,000	1.7%	1,999,000	13.24	2.4%
LA Fitness	3	123,000	1.4%	1,743,000	14.17	2.1%
A&P/Super Fresh	2	116,000	1.3%	1,540,000	13.28	1.8%
CVS/Eckerd	12	127,000	1.4%	1,505,000	11.85	1.8%
Boscov’s	2	347,000	3.9%	1,471,000	4.24	1.7%
Wal-Mart/Sam’s Club	2	205,000	2.3%	1,368,000	6.67	1.6%
Ukrop’s Super Markets	2	106,000	1.2%	1,364,000	12.87	1.6%

Sub-total top ten tenants	67	2,969,000	33.2%	31,107,000	10.48	36.7%

Remaining tenants	816	5,258,000	58.8%	53,647,000	10.20	63.3%

Sub-total all tenants	883	8,227,000	92.1%	84,754,000	10.30	100.0%

Vacant space (b)	n/a	709,000	7.9%	n/a	n/a	n/a

Total (including vacant space)	883	8,936,000	100.0%	$84,754,000	$9.48	n/a

(a)     Based on annualized base rent.

(b)     Includes vacant space at properties undergoing development and/or redevelopment activities.

CEDAR SHOPPING CENTERS, INC.

Lease Expirations

As of June 30, 2006

(unaudited)

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq ft	Percentage of annualized expiring base rents

Month-To-Month	42	80,000	1.0%	$1,014,000	$12.68	1.2%
2006	54	163,000	2.0%	1,898,000	11.64	2.2%
2007	125	400,000	4.9%	5,249,000	13.12	6.2%
2008	142	709,000	8.6%	8,144,000	11.49	9.6%
2009	135	810,000	9.8%	7,771,000	9.59	9.2%
2010	99	1,028,000	12.5%	9,273,000	9.02	10.9%
2011	67	569,000	6.9%	5,864,000	10.31	6.9%
2012	39	339,000	4.1%	3,256,000	9.60	3.8%
2013	26	250,000	3.0%	2,357,000	9.43	2.8%
2014	27	541,000	6.6%	4,968,000	9.18	5.9%
2015	23	319,000	3.9%	2,945,000	9.23	3.5%
Thereafter	104	3,019,000	36.7%	32,015,000	10.60	37.8%

	883	8,227,000	100.0%	84,754,000	10.30	100.0%
Vacant space (a)	n/a	709,000	n/a	n/a	n/a	n/a

Total portfolio	883	8,936,000	n/a	$84,754,000	$9.48	n/a

(a)     Includes vacant space at properties undergoing development and/or redevelopment activities.

At June 30, 2006, the Company had a portfolio of 85 properties, including 81 wholly-owned properties comprising approximately 8.4 million square feet and four properties owned through joint ventures comprising approximately 485,000 square feet. At June 30, 2006, the portfolio of wholly-owned properties was comprised of (1) 74 “stabilized” properties (those properties not designated as “development/redevelopment” properties and which are at least 80% leased), with an aggregate of 7.1 million square feet of GLA, which were approximately 95% leased, (2) six development/redevelopment properties with an aggregate of 1.3 million square feet of GLA, which were approximately 73% leased, and (3) one non-stabilized property with an aggregate of 49,000 square feet of GLA, which is presently being re-tenanted and which was approximately 72% leased. The four properties owned in joint venture are all “stabilized” properties and have a 100% occupancy percentage. The entire 85 property portfolio was approximately 92% leased at June 30, 2006.